THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR THE LENOX VILLAGE PORTFOLIO

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR THE LENOX VILLAGE PORTFOLIO (this “Third Amendment”) is made and entered into as of the 23rd day of November, 2015 by and between LENOX VILLAGE PROPERTIES, LLC, a Tennessee limited liability company, LENOX VILLAGE LIFESTYLE CENTER, LLC, a Tennessee limited liability company, and LENOX VILLAGE LIFESTYLE CENTER III, LLC, a Tennessee limited liability company (collectively referred to herein as the “Seller”), and PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement For The Lenox Village Portfolio dated August 11, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement For The Lenox Village Portfolio dated September 15, 2015, and as further amended by that certain Second Amendment to Purchase and Sale Agreement For The Lenox Village Portfolio dated September 25, 2015 (collectively, the “Agreement”), for the sale and acquisition of three (3) separate properties more particularly described in Exhibit A of the Agreement and referred to herein as “Lenox Village Town Center”; the “Regent Building”; and “LV III” (each, a “Property” and collectively, the “Properties”); and

WHEREAS, Seller and Purchaser now desire to amend and modify the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to such terms in the Agreement.

2.	The language in Section 1.02(e) of the Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof:
“(e)    Purchaser shall submit an application to Lender for the assumption of the Loan as soon as practicable and thereafter take all commercially reasonable efforts to pursue to completion the Loan Assumption. Purchaser and Seller shall use commercially reasonable efforts, including without limitation, the furnishing of all commercially reasonable documents, executed forms, instruments, financial statements and other materials requested by Lender, in a timely manner, to obtain the consent of the Lender to the transfer of Lenox Village Town Center to Purchaser or a bankruptcy remote, special purpose entity to be formed by Purchaser to purchase Lenox Village Town Center as permitted pursuant and subject to the provisions of Section 15.03 herein. If the Loan Assumption is not approved by Lender on or before

December 2, 2015 (the “Loan Assumption Approval Date”), Purchaser shall have the right to extend the Loan Assumption Approval Date to December 24, 2015 (the “Outside Loan Assumption Approval Date”) by giving notice to Seller if Purchaser has entered into an index rate lock or rate lock agreement with the prospective lender for the acquisition loan for LV III. If the Loan Assumption is not approved by Lender on or before the Loan Assumption Approval Date or Outside Loan Assumption Approval Date, as applicable, or if Lender affirmatively disapproves the Loan Assumption for any reason at any time, either Seller or Purchaser shall have the right to terminate this Agreement by giving notice to the other, and upon such termination, the Escrow Agent shall return the Deposit to Purchaser. Upon such termination, neither party shall have any further rights,obligations orliabilities hereunder, except as otherwise expressly set forth herein.”

3.	Except as expressly amended herein, all terms and conditions of the Agreement remain in full force and effect.
4.    This Third Amendment may be executed via facsimile or electronic PDF counterpart and a facsimile or PDF signature page shall be deemed an original for purposes of this Third Amendment.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have hereto signed, sealed, and delivered this Third Amendment as of the date first above written.

SELLER:
LENOX VILLAGE PROPERTIES, LLC, a
Tennessee limited liability company
By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

LENOX VILLAGE LIFESTYLE CENTER, LLC, a
Tennessee limited liability company

By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

LENOX VILLAGE LIFESTYLE CENTER III, LLC,
a Tennessee limited liability company

By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASER:

PREFERRED APARTMENT COMMUNITIES OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	Preferred Apartment Advisors, LLC, a Delaware limited liability company, its Agent

By: _/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary

4